Exhibit 99.1

ACON S2 Acquisition Corp. Announces the Separate Trading of its Class A Ordinary

Shares and Warrants Commencing November 9, 2020

November 6, 2020 — ACON S2 Acquisition Corp. (NASDAQ: STWOU) (the “Company”) announced that, commencing November 9, 2020, holders of the units sold in the Company’s initial public offering of 25,000,000 units, completed on September 21, 2020, may elect to separately trade the shares of Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “STWOU,” and the shares of Class A ordinary shares and warrants that are separated will trade on Nasdaq under the symbols “STWO” and “STWOW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Deutsche Bank Securities Inc., Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated acted as joint book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on September 16, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Deutsche Bank Securities, 60 Wall Street, New York, NY 10005, Attn: Prospectus Group, telephone: 800-503-4611, or by emailing prospectus.CPDG@db.com; Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department, email: PostSaleManualRequests@broadridge.com, telephone: 833-297-2926; and Stifel, Nicolaus & Company, Incorporated, Attn: Syndicate Department, One South Street, 15th Floor, Baltimore, Maryland 21202, email: SyndProspectus@Stifel.com.

About ACON S2 Acquisition Corp.

ACON S2 Acquisition Corp. is a newly incorporated exempt company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with a target business. While the Company may pursue a business combination target in any industry or geographic region, the Company intends to identify a prospective target business that employs a strategic approach to sustainability; that is, a business whose pursuit of sustainability—environmental, social and/or economic—is core to driving its performance and success.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

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